Exhibit 99.2

The Right Alternative: A Focus on Growth and Innovation Investor Presentation March 15, 2007 ICE Proposal to Combine with CBOT Holdings Filed by IntercontinentalExchange, Inc. Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended Subject Company: CBOT Holdings, Inc. (Commission File No. 001- 32650)

Forward-Looking Statements - Certain statements in this presentation may contain forward-looking information regarding IntercontinentalExchange, Inc., CBOT Holdings, Inc., and the combined company after the completion of the possible merger that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the merger transaction involving ICE and CBOT, including future strategic and financial benefits, the plans, objectives, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of ICE's management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those expressed or implied in such forward-looking statements regarding the success of the proposed transaction: the failure of CBOT to accept ICE's proposal and enter into definitive agreements to effect the transaction, the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; superior offers by third parties; the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the failure of ICE or CBOT stockholders to approve the merger; the risk that the businesses will not be integrated successfully; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE's filings with the Securities and Exchange Commission (the "SEC"), including ICE's Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on February 26, 2007. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this presentation. Important Merger Information In connection with the proposed transaction, and assuming the merger proposal is accepted by CBOT, ICE intends to file relevant materials with the SEC, including a proxy statement/prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, IF AND WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the proxy statement/prospectus, if and when such document becomes available, and related documents filed by ICE or CBOT without charge, at the SEC's website (http://www.sec.gov). Copies of the final proxy statement/prospectus, if and when such document becomes available, may be obtained, without charge, from ICE by directing a request to ICE at 2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia, 30328, Attention: Investor Relations; or by emailing a request to ir@theice.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ICE and its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about ICE's executive officers and directors in ICE's Annual Report on Form 10-K, filed with the SEC on February 26, 2007 and in ICE's proxy statement for its 2006 annual meeting of stockholders, dated April 3, 2006. Additional information about the interests of potential participants will be included in the prospectus/proxy statement, if and when it becomes available, and the other relevant documents filed with the SEC.

Compelling Strategic Rationale Positions the combined company as a leading derivatives complex across all major products - including ags, energy, interest rates, equity indices, foreign exchange and metals - with integrated clearing, robust technology and OTC capabilities Demonstrated Ability to Integrate Both management teams have a strong track record of execution ICE has consistently exceeded targets in integrating acquisitions and realizing synergies Created significant value in past transactions Significant Synergies ~$240MM of pre-tax synergies on a run-rate basis Internalize clearing currently provided by CME and eliminate overlapping technology and G&A expenses Meaningful revenue synergies through cross-selling, enhanced liquidity and greater product reach Substantial OTC Opportunities OTC market represents a high-growth, high-margin opportunity and is larger than the listed futures market Apply ICE expertise in bilateral and cleared OTC to CBOT products Create new OTC cleared products to leverage CBOT's futures Creates Leading Derivatives Complex Greatly expands product offering and provides CBOT access to a global platform with larger international user base Attracts greater liquidity pools through a single, widely-distributed, state-of-the-art platform Leader in most major derivative asset categories Maintains flexibility to participate in future industry consolidation Financially Compelling Greater value to CBOT stockholders than current offer Cash EPS accretive to ICE stockholders within 18 months of closing Combined company will maintain industry leading revenue growth rates and profit margins Provides diversification across geographic markets, asset categories and customers Build CBOT of the Future Retain CBOT name and locate headquarters in Chicago to preserve and carry forward ~160 year heritage Restore CBOT to its historical position as the world's agricultural market and a center of innovation Preserves CBOT's metals complex and global presence through JADE Potential to preserve CBOE Exercise Rights through transaction structure

Transaction Summary Structure: IntercontinentalExchange, Inc. combination with the Chicago Board of Trade Consideration: 1.420 shares of ICE per CBOT Class A share Implied Price per Share: $187.34 (1) Premium to Close 3/14/07: to Current Offer: to 10/16/06: 12.8% 10.5% 39.3% Pro Forma Ownership: ICE stockholders: 48.5% CBOT stockholders: 51.5% Board of Directors: Representation by current CBOT and ICE board members Management: Jeff Sprecher, CEO of the combined company Other roles to draw from both organizations Additional: ICE and CBOT members' existing core trading rights preserved Potential to preserve CBOE Exercise Rights through transaction structure Anticipated Closing: 3Q07 (1) Based on ICE closing price of $131.93 on March 14, 2007

Transaction Comparison Combination of CBOT and ICE Transaction: Acquisition of CBOT by CME Premium to: Close 3/14/07: Current Offer: 10/16/06 Price: 12.8% 10.5% 39.3% 2.1% 0.0% 26.0% Ownership: 48.5% - ICE 51.5% - CBOT 69.0% - CME 31.0% - CBOT (2) Products: Ags Energy Equity Indices FX Interest Rates Metals Ags Equity Indices FX Interest Rates Weather 943.3MM Contracts (3) 2006 Contracts Traded: (4) 2,209.1MM Contracts 33.4% 2006 U.S. Der. Market Share: (4) 87.3% (99.7% of Equity Indices, 100.0% Interest Rates) Yes Clearing Capabilities: Yes (1) Offer includes cash election of up to an aggregate of $3.0Bn (2) Assumes that CBOT stockholders elect to receive stock only (3) Includes NYBOT contracts (4) Based upon volumes as reported by FIA Consideration: 1.420 shares of ICE for each CBOT share .3006 CME shares for each CBOT share (1)

Leading Comprehensive End-to-End Derivatives Complex Broad and Diverse Product Offering Proven Technology Platform Global Expansion In-House Clearing Floor & Trade Agricultural Energy Equity Indices Foreign Exchange Interest Rates Metals Scalable technology platform and infrastructure in place to maximize efficiencies for customers and traders Track record of successful integrations Multiple access points (ISVs, APIs, Internet, telecom hubs) Relocate primary data center to Chicago Allows CBOT to leverage ICE's broad global platform for growth outside existing products and customers Invigorates Chicago's position as the derivatives capital of the U.S. and the world More comprehensive partnership opportunity in Asia through JADE and ICE's energy presence Maintains flexibility to participate in future industry consolidation Ability to offer customers comprehensive trading, clearing, settlement and margining on a single platform Maximize revenues, efficiencies and new product development by internalizing CBOT's clearing Substantial savings to the industry through net margining and preservation of competitive environment Maintains an established floor to promote competition and liquidity Strong trade relationships globally Opportunity to leverage best practices and technology across floors Robust options markets Energy Currencies* Equity Indices* Listed OTC Financials* Metals* * Products to be offered

Comprehensive Derivatives Complex A combination would create a competitive and compelling alternative to CME's current product suite Leader in agricultural commodities, poised to serve growing ethanol markets, leveraging energy and agricultural products Leading interest rate complex together with foreign exchange and equity indexes ICE / CBOT CME / NYMEX (on Globex) Coal Cocoa Coffee Continuous Commodity Index Corn Cotton Currency Pairs Dow Jones Equity Indices Dow Jones U.S. Real Estate Index Emissions Ethanol Euro Index Gold Interest Rates Cocoa Coffee Cotton Currency Pairs Dairy Products Economic Derivatives Electricity Ethanol Gold Interest Rates Livestock Products Nasdaq Indices Natural Gas NYSE Composite Index Oats Oil & Refined Products Orange Juice Power Reuters Jefferies CRB Index Rough Rice Russell Indices Silver Soybeans Sugar U.S. Dollar Index Wheat Natural Gas & Propane Non-Precious Metals Oil & Refined Products Orange Juice Platinum Real Estate Indices Russell Indices Silver Sugar S&P 500 Indices Weather Indices Agricultural Commodities, Currencies, Energy, Equity Indices, Interest Rates, Metals, Real Estate Agricultural Commodities, Currencies, Energy, Equity Indices, Interest Rates, Livestock, Metals, Real Estate, Weather Note: Products in bold traded at both ICE / CBOT and CME / NYMEX (on Globex)

Transaction Positions ICE / CBOT as a Global Leader CME ICE / CBOT NYMEX ISE NYX / NXT DB HKEx ASX SGX 20 9.4 11.2 1.8 13 20.3 10.1 5.5 4.1 9.9 12.2 Creates a leading derivatives exchange with global scale and diverse markets Preserves industry competition which has fueled unprecedented growth and innovation Offers customers access to new markets across futures, options and OTC trading $19.3 $25.2 Derivative Platforms Multi-Asset Class Market Capitalization (1) ($ in Billions) (3) (1) Market capitalization as of March 14, 2007 based on fully-diluted shares (2) Based on ICE share price of $131.93 as of March 14, 2007 and a ICE / CBOT exchange ratio of 1.420x (3) Euronext market capitalization based on deal exchange ratio and includes cash portion of consideration (2)

Financially Compelling to Stockholders Illustrative: To be achieved within 18 months of closing (1) Pro forma for NYBOT financials and shares issued by ICE in NYBOT acquisition; NYBOT results adjusted for merger related expenses of $4.1MM as disclosed by ICE in its March 9, 2007 8-K (2) ICE / CBOT adjusted financials do not include incremental transaction-related expenses, termination fees or intangible amortization from the transaction and assumes full run rate synergies (3) Adjusted for merger related expenses of $9.7MM as disclosed by CBOT in its January 31, 2007 press release (4) Includes $50MM of revenue synergies, approximately $90MM of clearing synergies for demonstrative purposes and $100MM of operating expense synergies (5) Assumes a blended effective tax rate (4) (3) (3) (5) (5) 2006 2006 2006 Adjustments, ICE / CBOT ICE / CBOT Incl. Synergies Pro Forma ICE (1) CBOT Pro Forma at Run Rate Adjusted (2) Revenues $409.6 $621.1 $1,030.7 $50.0 $1,080.7 Operating Income 234.0 285.7 519.8 240.0 759.8 Operating Income Margin 57.1% 46.0% 50.4% 70.3% Net Income 159.4 181.9 341.3 149.6 490.8 Net Income Margin 38.9% 29.3% 33.1% 45.4% Weighted Average Shares Outstanding-Diluted 69.9 75.3 145.2 EPS 2.28 3.38

Significant Clearing and Operating Synergies Operating Expenses Clearing Services Revenue Opportunities Increase operating margins by bringing clearing and technology in-house for significant expense leverage Transition electronic trading from AEMS to ICE's platform Reduce redundant G&A expenses CBOT clearing contract with CME expires January 2009 Clearing services currently provided by CME will be internalized using the NYBOT platform Transition to net margining protocols will result in significant savings to users CBOT stockholders to potentially realize the full benefit of NYBOT's clearing $50MM of revenue and ~$190MM of identifiable expense run-rate synergies ~$90MM of run-rate clearing synergies achieved as CBOT clearing is moved from CME to ICE ~$100MM of operating expense synergies phased in 50% in year one and 100% in year two and beyond Estimated Pre-tax Synergies Within 18 Months Clearing Services 50 Other Operating Expenses 100 Revenue 90 ~$100MM ~$50MM ~$90MM Support CBOT's metals complex Combined customer base with integrated access to broad product suite Enhanced product innovation and geographic expansion to drive growth Pre- and post-trade opportunities, including market data More efficient cross-margining could drive additional order flow

Substantial OTC Opportunities in CBOT's Markets Leverage ICE technology in bilateral and cleared OTC products across a substantially greater product suite and addressable market Provides broader pool of liquidity and products to global OTC marketplace for foreign exchange and interest rates 2003 2004 2005 2006 24.26 30.961 61.999 130.504 ICE OTC Volume 2003-2006 CAGR: 75% ICE OTC Contract Volume 2003 2004 2005 6/30/2006 197.167 257.894 297.67 369.906 Global OTC Contracts 2003-2006 CAGR: 29% Global OTC Contracts Outstanding: Notional $Tr (1) (1) Bank for International Settlements

Demonstrated Ability to Integrate Acquisitions Deal closed earlier than expected Synergy realization ahead of schedule Proven flexibility / scalability of ICE's platform Integration underway operationally New product development in process for futures & OTC Introduced electronic trading of agricultural contracts onto ICE platform within two weeks of closing Recently announced the introduction of electronic NYBOT financial and FX products ICE linked to NYBOT clearing house IPE Acquisition NYBOT Acquisition Grew volume three-fold in five years Built out additional OTC markets around futures products Leveraged global footprint and access to clearing Introduced successful WTI and emissions contracts Increased market share substantially Significant value creation for IPE members and ICE stockholders since acquisition

Proven Ability to Create Value ICE has consistently provided innovation for customers and produced superior stockholder returns through organic growth, acquisitions and leading-edge technology Stockholders and members of merger partners of ICE have earned gains beyond initial premium within the purchase price Announce Today 63.49 377.7 67.5 67.5 Announce Today 0.665 1.3584 0.4 0.4 IPE Acquisition NYBOT Acquisition Total IRR: 23% Equity IRR: 35% Total IRR: 175% Equity IRR: 322% (1) Represents the redeemable common shares portion of the consideration (2) Assumes IPE stockholders converted their Class A1 shares into common stock at the IPO and held them through the present (3) As of March 14, 2007 (2) (1) (3) (3) $131.0MM $445.2MM $1.1Bn $1.8Bn +$314.2MM +$0.7Bn Pricing Today 26 131.93 ICE IPO Total IRR: 240% (3) +407% 4/30/2001 11/15/2005 9/14/2006

Preserves CBOT's Heritage and Maintains Focus on Growth Rather than focusing on consolidation, this proposal focuses on long-term growth and value creation for customers and stockholders The ICE / CBOT combination preserves the distinguished ~160 year heritage of CBOT and strengthens the company to be a leading player in the dynamic global exchange space Headquarters: 141 W. Jackson, Chicago, IL Multiple execution venues including both electronic and floor-based operations Combines ICE innovation and execution with CBOT foundation Strengthens international presence Preserves CBOT's metals complex Potential to Preserve CBOE Exercise Rights Leverages NYBOT products with JADE complex

ICE / CBOT: A Compelling and Superior Merger Proposal Compelling strategic transaction brings benefits to both sets of stockholders Superior value versus CME transaction Greater synergies Faster growing partner for CBOT Creates stronger global business that is better able to meet needs of customers Futures, Options and OTC across key derivatives asset classes Expands and better leverages global footprint Preserves competition in trading, technology and clearing - driver of industry growth No expected regulatory risk Management team has proven track record Invigorates, rather than consolidates, Chicago's role Preserves CBOT heritage by leveraging ICE's innovation